9255 Towne Centre Drive suite 450, San Diego, CA	tel (858) 349 3617 fax (858) 597 7090

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE RESOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS NOTE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST HEREIN.

MEDISTEM INC

PROMISSORY NOTE

$__________	San Diego, California

_________, 2010

FOR VALUE RECEIVED, Medistem, Inc. (the “Company”) promises to pay to _______ (the “Lender”), or order, the principal sum of up to _______________ ($__________), together with interest on the unpaid principal hereof from the date of such advance at the rate of 5% per annum, compounded semiannually.

This loan may revert in the following options:

1. The outstanding principal shall be due and payable two years from the date stated on this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

2. The loan may be extended for additional period of time if both the Lender and the Company agree.

3. The Lender may convert the principal and the interest due on this Note into __________ shares of Common Stock of the Company at any time. As a condition precedent (which may be waived by the Company) to conversion of this Note as provided for above, the Lender will be required to execute the definitive stock purchase agreement (which will include investment representations and a 180-day lockup agreement) prepared in connection with such offering. The Company will notify the Lender in writing of the terms of any such offering at least five business days before the closing of such offering.

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Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

Agreement becomes effective upon receipt of $_______________ by Medistem. Wire instructions are as follows:

Bank: ____________________
Account Name: ____________________
Account Number: ____________________
Routing Number: ____________________

_________________________________________
Thomas E Ichim, Ph.D.
Chief Executive Officer
Medistem Inc
9255 Towne Centre Drive, Suite 450
San Diego
CA 92122

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